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                                  EXHIBIT 23(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in this Registration Statement (Form S-4) of our report, dated January 29, 1999, relating to the financial statements of Commerce Bank/Harrisburg, N.A. incorporated by reference in its Annual Report (Form 10- KSB) for the year ended December 31, 1998.

                                           /s/ BEARD & COMPANY, INC.

Harrisburg, Pennsylvania
May 13, 1999